Discontinued Operations	12 Months Ended
Dec. 31, 2023
Discontinued Operations [Abstract]
Discontinued Operations	Discontinued Operations

On June 7, 2024 (the “PGSC Closing Date”), the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Booz Allen Hamilton Inc. (“Booz Allen Hamilton”) for the sale of PAR Government Systems Corporation (“PGSC”), a wholly owned subsidiary of the Company. Pursuant to the Purchase Agreement, on the PGSC Closing Date, Booz Allen Hamilton acquired 100% of the issued and outstanding shares of common stock of PGSC for a cash purchase price of $95.0 million, before customary post-closing adjustments based on PGSC’s indebtedness, working capital, cash, and transaction expenses at closing. At closing we entered into a transition services agreement with Booz Allen Hamilton pursuant to which the Company and Booz Allen Hamilton provide certain transitional services to each other as contemplated by and subject to the Purchase Agreement. The service period for the transitional services generally ends during the third quarter of 2025.

On July 1, 2024, the Company sold 100% of the issued and outstanding equity interests of Rome Research Corporation (“RRC”), a wholly-owned subsidiary of the Company, to NexTech Solutions Holdings, LLC (“NexTech”) for a cash purchase price of $7.0 million, before customary post-closing adjustments based on RRC’s indebtedness, working capital, cash, and transaction expenses at closing. At closing we entered into a transition services agreement with NexTech pursuant to which the Company and NexTech provide certain transitional services to each other as contemplated by and subject to the transition services agreement. The service period for the transitional services generally ends during the third quarter of 2025.

The sale of PGSC and RRC comprise the sale of 100% of the Company’s Government segment. The Company determined that the Government segment met the definition of a discontinued operation in the quarter ended June 30, 2024, and as such, the Company has recast its financial statements to present the Government segment as discontinued operations.

The following table presents the major classes of assets and liabilities of discontinued operations for PGSC and RRC as of December 31, 2023 and 2022:

(in thousands)	December 31, 2023	December 31, 2022
Accounts receivable – net	$20,703	$17,320
Other current assets	987	1,812
Total current assets	21,690	19,132
Goodwill	736	736
Other noncurrent assets	2,049	1,574
Total noncurrent assets	2,785	2,310
Total assets of discontinued operations	$24,475	$21,442

Accounts payable	4,209	2,311
Accrued salaries and benefits	5,013	4,580
Accrued expenses	6,910	4,284
Other current liabilities	246	—
Total current liabilities	16,378	11,175
Noncurrent liabilities	1,710	1,777
Total liabilities of discontinued operations	$18,088	$12,952

The following table presents the major categories of income from discontinued operations:

	Year Ended December 31,
(in thousands)	2023	2022	2021
Contract revenue	$139,109	$93,448	$72,525
Contract cost of sales	(126,745)	(82,372)	(62,570)
Operating income from discontinued operations	12,364	11,076	9,955
General and administrative expense	(353)	(49)	(36)
Other expense, net	(4)	(156)	(233)
Income from discontinued operations before provision for income taxes	12,007	10,871	9,686
Provision for income taxes	(140)	(118)	(85)
Net income from discontinued operations	$11,867	$10,753	$9,601

In accordance with ASC Topic 205, Presentation of Financial Statements, the Company adjusted contract cost of sales to exclude corporate overhead allocated to discontinued operations for all periods presented.

The following table presents selected non-cash operating and investing activities related to cash flows from discontinued operations:

	Year Ended December 31,
(in thousands)	2023	2022	2021
Depreciation and amortization	$467	$452	$380
Capital expenditures	499	226	711
Stock-based compensation	136	165	340